UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a--101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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TCR2 THERAPEUTICS INC.

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PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903
TCR2 Therapeutics Inc. Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on October 22, 2021
For Stockholders as of August 23, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/TCRR
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/TCRR
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before October 12, 2021.
To order paper materials, use one of the following methods.
INTERNET www.investorelections.com/TCRR
TELEPHONE (866) 648-8133
paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
TCR2 Therapeutics Inc.
Meeting Type: Annual Meeting of Stockholders
Date:    Friday, October 22, 2021
Time:    08:00 AM, Eastern Time
Place: 2021 Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/TCRR for more details.
TO ATTEND the Annual Meeting, please visit www.proxydocs.com/TCRR for virtual meeting registration details.
SEE REVERSE FOR FULL AGENDA

TCR2 Therapeutics Inc.
2021 Annual Meeting of  Stockholders
The Board of Directors Recommends a Vote FOR the director nominees listed in Proposal 1 and FOR Proposal 2.
PROPOSAL
1. To elect three Class III director nominees to our board of directors, to serve until the Company’s 2024 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.
1.1 Garry E. Menzel, Ph.D.
1.2 Ansbert Gadicke, M.D.
1.3 Neil Gibson, Ph.D.
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.